Exhibit 10.30

SUBSCRIPTION AGREEMENT

VendingData Corporation

6830 Spencer Street

Las Vegas, NV 89119

In order to purchase shares of common stock, $0.001 par value per share (“Common Stock”), of VendingData Corporation (the “Company”), as described in the Company’s Prospectus dated                  , 2003, each subscriber must complete, execute and return this Subscription Agreement, together with payment in full, by check payable to Wells Fargo Bank Minnesota, N.A. (escrow agent) fbo VendingData Corporation, for the shares purchased, to Philadelphia Brokerage Corporation at 992 Old Eagle School Road, Suite 915, Wayne, Pennsylvania 19087, phone (610) 975-9990, Attn: Bernadette Pucillo.

1.             Subscription

The undersigned (the “Subscriber”) hereby subscribes for and agrees to purchase from the Company, subject to the terms and conditions set forth in the Prospectus, a copy of which Subscriber acknowledges having received,      shares (the “Shares”) of Common Stock, at a price of $    .       per Share or $                  in the aggregate (the “Subscription Price”).

2.             Payment

The Subscription Price must accompany this Subscription Agreement and shall be paid in United States currency either by bank draft or cashier’s check payable to Wells Fargo Bank Minnesota, N.A. (escrow agent) fbo VendingData Corporation or by wire transfer of immediately available funds to the following account: [            ].

3.             Subscription Information

Shares are to be registered as indicated below.  (Please type or print.)

Social Security or Federal Tax I.D. Number

Name(s)
Telephone Number ( )
Street Address

City, State, Zip Code

Ownership:  ☐ Individual     ☐ Marital Property     ☐ Joint Tenants with Right of Survivorship     ☐ Tenants in Common     ☐ Corporation     ☐ Partnership     ☐ Trust     ☐ IRA/Qualified Plan     ☐ Limited Liability Company     ☐ Other

If Shares are to be registered jointly, all owners must sign.  For IRAs/Qualified Plans, the trustee must sign.  Any registration in the names of two or more co-owners will, unless otherwise specified, be as joint tenants with rights of survivorship and not as tenants in common.  Each Subscriber certifies that he/she/it has full capacity to enter into this Agreement.  This subscription is subject to acceptance by the Company and will not be accepted unless accompanied by payment in full.

4.             Special State Law Considerations

In order to comply with the applicable securities laws of certain states, the Shares of Common Stock that are described in the Prospectus may not be offered or sold unless they have been registered or qualified for sale in such states or an exemption from such registration or qualification requirement is available and with which we have complied.  We intend to register or qualify such Shares in the states of California, Maryland, Massachusetts, New Jersey, New York, Oregon, and Pennsylvania and in every other jurisdiction where so required.  As of the date of the Prospectus, the Company had not determined specifically in what other states it will offer or sell such Shares and whether those states will require registration or qualification. If you are not located in one of the states listed above, please be sure to consult with Philadelphia Brokerage Corporation to ensure the legality of your desired purchase.

5.             Miscellaneous

(a)           All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

(b)           This Subscription Agreement constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.  This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada, as such laws are applied by Nevada courts to agreements entered into and to be performed in Nevada and between residents of Nevada, and shall be binding upon the Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(c)           This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

(d)           Except as set forth herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

(e)           The Offering may be withdrawn at any time prior to the issuance of shares of Common Stock offered as described in the Prospectus to prospective Subscribers. Further, in connection with the offer and sale of such shares, the Company reserves the right, in its sole discretion, to reject any subscription in whole or in part or to allot to any prospective subscriber fewer than the shares of Common Stock applied for by such subscriber. Such shares are offered by the Company subject to prior sale, acceptance of an offer to purchase, withdrawal, cancellation or modification of the offer, without notice.

(f)            This Subscription Agreement does not constitute an offer to sell or a solicitation of any offer to buy any securities offered hereby by anyone in any jurisdiction in which such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

Signatures

Individuals (All proposed record holders must sign.)

Dated:

(Signature)		(Signature)

(Print or Type Name)		(Print or Type Name)

Corporations, Partnerships, Trusts and IRAS/Qualified Plans (Certificate of Signatory must be completed.)

Dated:
(Print or Type Name of Entity)

By:
(Signature of Authorized Representative)

CERTIFICATE OF SIGNATORY

I,		, am the
	(Print or Type Name of Authorized Representative)		(Print or Type Title or Position)

of		(“Entity”).
(Print or Type Name of Subscribing Entity)

I certify that I am fully authorized and empowered by the Entity to execute this Subscription Agreement and to purchase Common Stock, and that this Subscription Agreement has been duly executed by me on behalf of the Entity and constitutes a valid and binding obligation of the Entity in accordance with its terms.

(Signature of Authorized Representative)

Acceptance
Subscription ☐	accepted ☐	rejected as of

VendingData Corporation

By:
(Signature of Authorized Officer)

Date: